Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of February 27, 2013 (this “Amendment”), is entered into by and among EQUINIX, INC., a Delaware corporation (“Equinix” or the “Borrower”), the Lenders, the L/C Issuer and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein which are defined in the Credit Agreement referred to below shall have the same respective meanings herein as therein.

WHEREAS, the Borrower, the Guarantors, the Lenders, the L/C Issuer and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 28, 2012 (as amended or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make Loans and participate in Letters of Credit issued by the L/C Issuer, all upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower, the Lenders, the L/C Issuer and the Administrative Agent wish to amend certain provisions of the Credit Agreement pursuant to Section 10.01 of the Credit Agreement, as specifically set forth in this Amendment and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following defined term in the appropriate alphabetical order:

““2013 Senior Notes” means the senior notes due no earlier than April 1, 2019, issued by Equinix in March 2013, in an initial aggregate principal amount of up to $1,500,000,000, in favor of the holders thereof pursuant to an indenture dated as of March 2013 between Equinix, as issuer, and U.S. Bank National Association, as trustee.”

(b) Section 1.01 of the Credit Agreement is hereby further amended to amend and restate the definitions of “Consolidated EBITDA” and “Consolidated EBITDAR” to read in their entirety, respectively, as follows:

““Consolidated EBITDA” means, as of any date of determination, for Equinix and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for the Measurement Period plus the sum of the following expenses (to the extent deducted in calculating such Consolidated Net Income) for such Measurement Period: (i) interest expense, (ii) income tax expense, (iii) depreciation expense, (iv) amortization expense and (v) non-cash stock-based compensation expense. For purposes of calculating Consolidated EBITDA, Consolidated Net Income shall be determined without deduction for any of the following items: (a) one-time noncash expenses, not to exceed $50,000,000 in the aggregate in any fiscal year of Equinix, (b) one-time transaction costs, fees and expenses incurred in connection with Equinix’s issuance of the 7.00% Senior Notes Due 2021 but only to the extent such costs, fees and expenses do not exceed $15,000,000 in the aggregate, (c) one-time transaction costs, fees and expenses incurred in connection with the closing of the Existing Credit Agreement but only to the extent such costs, fees and expenses do not exceed $2,000,000 in the aggregate, (d) one-time transaction costs, fees and expenses incurred in connection with the closing of the Loan Documents on the Closing Date but only to the extent such costs, fees and expenses do not exceed $5,000,000 in the aggregate, (e) the write-down of any unamortized transaction costs, fees and expenses that were incurred in connection with the closing of the Existing Credit Agreement and the Asia Pacific Facility Agreement and the issuance of the 8.125% Senior Notes Due 2018, and (f) one-time transaction costs, fees, premiums and expenses incurred in connection with Equinix’s issuance of the 2013 Senior Notes and redemption of the 8.125% Senior Notes Due 2018. For purposes of calculating Consolidated EBITDA for any period in which a Permitted Acquisition has been consummated, Consolidated EBITDA shall be adjusted to include the historical EBITDA of the Person acquired in such Permitted Acquisition for the applicable Measurement Period on a pro forma basis as if such Permitted Acquisition had been consummated on the first day of the applicable Measurement Period, as the EBITDA of such acquired Person is reflected in its historical audited financial statements for the most recently ended fiscal year, and management prepared unaudited statements for any periods following the end of such fiscal year. In the event that there are only unaudited financial statements or no financial statements available for such acquired Person, then such pro forma adjustments shall be made based on such unaudited financial statements or reasonable estimates as may be agreed between the Borrower and the Administrative Agent.”

““Consolidated EBITDAR” means, as of any date of determination, for Equinix and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for the Measurement Period plus the sum of the following expenses (to the extent deducted in calculating such Consolidated Net Income) for such Measurement Period: (i) interest expense, (ii) income tax expense, (iii) depreciation expense, (iv) amortization expense, (v) non-cash stock-based compensation expense and (vi) rent expense. For purposes of calculating Consolidated EBITDAR, Consolidated Net Income shall be

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determined without deduction for any of the following items: (a) one-time noncash expenses, not to exceed $50,000,000 in the aggregate in any fiscal year of Equinix, (b) one-time transaction costs, fees and expenses incurred in connection with Equinix’s issuance of the 7.00% Senior Notes Due 2021 but only to the extent such costs, fees and expenses do not exceed $15,000,000 in the aggregate, (c) one-time transaction costs, fees and expenses incurred in connection with the closing of the Existing Credit Agreement but only to the extent such costs, fees and expenses do not exceed $2,000,000 in the aggregate, (d) one-time transaction costs, fees and expenses incurred in connection with the closing of the Loan Documents on the Closing Date but only to the extent such costs, fees and expenses do not exceed $5,000,000 in the aggregate, (e) the write-down of any unamortized transaction costs, fees and expenses that were incurred in connection with the closing of the Existing Credit Agreement and the Asia Pacific Facility Agreement and the issuance of the 8.125% Senior Notes Due 2018, and (f) one-time transaction costs, fees, premiums and expenses incurred in connection with Equinix’s issuance of the 2013 Senior Notes and redemption of the 8.125% Senior Notes Due 2018. For purposes of calculating Consolidated EBITDAR for any period in which a Permitted Acquisition has been consummated, Consolidated EBITDAR shall be adjusted to include the historical EBITDAR of the Person acquired in such Permitted Acquisition for the applicable Measurement Period on a pro forma basis as if such Permitted Acquisition had been consummated on the first day of the applicable Measurement Period, as the EBITDAR of such acquired Person is reflected in its historical audited financial statements for the most recently ended fiscal year, and management prepared unaudited statements for any periods following the end of such fiscal year. In the event that there are only unaudited financial statements or no financial statements available for such acquired Person, then such pro forma adjustments shall be made based on such unaudited financial statements or reasonable estimates as may be agreed between the Borrower and the Administrative Agent.”

(c) Section 1.01 of the Credit Agreement is hereby further amended to add the following sentence at the end of the definition of “Consolidated Funded Indebtedness”:

“Notwithstanding the foregoing, as of any date of determination, “Consolidated Funded Indebtedness” shall not include the outstanding principal amount of the 8.125% Senior Notes Due 2018 to the extent that, as of such date, Equinix shall have delivered (or the indenture trustee under the Senior Notes Indenture for the 8.125% Senior Notes Due 2018 shall have delivered on Equinix’s behalf) to the holders of the 8.125% Senior Notes Due 2018 an irrevocable notice of redemption with respect to all of such 8.125% Senior Notes Due 2018 and shall have deposited funds into an escrow account in an amount required to effect such redemption, unless any portion of such 8.125% Senior Notes Due 2018 shall not in fact be redeemed within 35 days of such notice of redemption and deposit of funds.”

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(d) Section 7.11(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of Equinix to exceed the maximum ratio set forth in the following table for the applicable fiscal quarter end of Equinix:

Fiscal Quarter End	Maximum Ratio
For the fiscal quarters ending June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013	3.50:1.00
For the fiscal quarters ending September 30, 2013 and December 31, 2013	3.25:1.00
For fiscal quarters ending March 31, 2014 and thereafter	3.00:1.00
”

(e) Section 7.13 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ 7.13. Prepayments of Certain Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any portion of (a) the 7.00% Senior Notes Due 2021, (b) the 8.125% Senior Notes Due 2018, (c) the 2013 Senior Notes, (d) except to the extent provided in Section 7.06(e), any Convertible Subordinated Notes or other Indebtedness that is subordinated to the Obligations, or (e) any other long-term public or privately placed debt securities, or other long-term Indebtedness in an amount in excess of $100,000,000, of the Borrower or any of its Restricted Subsidiaries, in each case, unless (X) no Default or Event of Default has occurred and is continuing or would result therefrom, and (Y) after giving effect thereto, the sum of the unrestricted cash, cash equivalents, freely tradable and liquid short term-investments and freely tradable and liquid long-term investments of Equinix and its Subsidiaries on a consolidated basis is at least $500,000,000.”

(f) Exhibit D to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Attachment 1 to this Amendment.

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§2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Required Lenders and the Administrative Agent:

(a) This Amendment shall have been duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent, with an acknowledgment from each of the Guarantors, and shall be in full force and effect; and

(b) Delivery of such other items, documents, agreements, items or actions as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.

§3. Representations and Warranties; No Default. Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment, the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date), provided that all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby. In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Person of this Amendment and the performance by such Person of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of such Person and have been duly authorized by all necessary corporate action on the part of such Person. The execution and delivery of this Amendment will result in valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effects of any Debtor Relief Laws and general principles of equity.

§4. Ratification, etc. Except as expressly amended hereby, the Credit Agreement (including the Multiparty Guaranty), and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby. Each of the Guarantors party to the Multiparty Guaranty hereby acknowledges and consents to this Amendment and agrees that the Multiparty Guaranty and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Secured Obligations thereunder.

§5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

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§6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PRINCIPLES) OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

EQUINIX, INC.

By:      /s/ Stephen M. Smith

Name: Stephen M. Smith

Title:   CEO & President

BANK OF AMERICA, N.A.,

as Administrative Agent

By:      /s/ Matthew S. Hichborn

Name: Matthew S. Hichborn

Title:   Assistant Vice President

BANK OF AMERICA, N.A.,

as a Lender and L/C Issuer

By:      /s/ Bassam Wehbe

Name: Bassam Wehbe

Title:   Senior Vice President

[Signature page to Third Amendment to Credit Agreement]

BARCLAYS BANK PLC,

as a Lender

By:      /s/ Gregory Fishbein

Name: Gregory Fishbein

Title:   Assistant Vice President

[Signature page to Third Amendment to Credit Agreement]

CITIBANK, N.A.,

as a Lender

By:      /s/ Jeffrey A. French

Name: Jeffrey A. French

Title:   Senior Vice President

[Signature page to Third Amendment to Credit Agreement]

COMERICA BANK,

as a Lender

By:      /s/ Steve Clear

Name: Steve Clear

Title:   Vice President

[Signature page to Third Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Lender

By:      /s/ Anca Trifan

Name: Anca Trifan

Title:   Managing Director

By:      /s/ Mary Kay Coyle

Name: Mary Kay Coyle

Title:   Managing Director

[Signature page to Third Amendment to Credit Agreement]

HSBC BANK PLC,

as a Lender

By:

Name:

Title:

[Signature page to Third Amendment to Credit Agreement]

HSBC BANK U.S.A., NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adriana D. Collins
Name:	Adriana D. Collins
Title:	VP, Sr. Relationship Manager

[Signature page to Third Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Goh Siew Tan
Name:	Goh Siew Tan
Title:	Vice President

[Signature page to Third Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Patricia Boussaroque
Name:	Patricia Boussaroque
Title:	Vice President

[Signature page to Third Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:
Name:
Title:

[Signature page to Third Amendment to Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Cynthia Burton
Name:	Cynthia Burton
Title:	Vice President

[Signature page to Third Amendment to Credit Agreement]

UNION BANK, N.A., as a Lender

By:
Name:
Title:

[Signature page to Third Amendment to Credit Agreement]

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Signature page to Third Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Ray Aguillar
Name:	Ray Aguillar
Title:	VP / Relationship Manager

[Signature page to Third Amendment to Credit Agreement]

ACKNOWLEDGEMENT

Each of the undersigned Guarantors hereby joins in this Amendment for the purpose of consenting to and being bound by the provisions of Sections 3 and 4 hereof.

EQUINIX OPERATING CO., INC.

By:	/s/ Stephen M. Smith
Name:	Stephen M. Smith
Title:	CEO & President

EQUINIX PACIFIC, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

SWITCH & DATA LLC

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

[Signature page to Third Amendment to Credit Agreement]

Attachment 1

See Attached

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:            ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of June 28, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Equinix, Inc., as borrower (the “Borrower” or “Equinix”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, and L/C Issuer. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The undersigned hereby certifies as of the date hereof that he/she is a Responsible Officer of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. [Except as specifically set forth below,][T]he representations and warranties of the Borrower and the Guarantors contained in ARTICLE V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties are true and correct in all respects, and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

[Exceptions to the representations and warranties of the Loan Parties are as follows: [provide description of specific exceptions] ]

5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

6. The total amount of Net Loan Party Accounts Receivable as of             , 20            (the “A/R Measurement Date”) is $            . Such amount constitutes at least 90% of all net accounts receivable of Equinix and its Domestic Subsidiaries (after intercompany eliminations and excluding Real Property Lease Accounts)[, except for accounts receivable owned by [            ], which is a Person constituting a Material Domestic Subsidiary solely a result of it having been acquired through an Acquisition occurring after the Closing Date but no earlier than nine months prior to the A/R Measurement Date.]1 The Loan Parties are in compliance with Section 6.14 of the Agreement.

7. Each Loan Party’s portion of the total amount of Net Loan Party Accounts Receivable as of the A/R Measurement Date is as follows: (a) for Equinix, $            , (b) for OpCo, $            , (c) for S&D, $            , (d) for ESI, $            , (e) for Pacific, $            , [and] (f) for SDHI, $            , [and (e) for [other Loan Party], $            , etc.]. The following Persons are Material Domestic Subsidiaries:            .

8. Since the Closing Date, no Loan Party has changed its legal name, jurisdiction of organization, organization type, organizational identification number, taxpayer identification number, principal place of business or chief executive office[, except as previously disclosed to (and, if applicable, as authorized by) the Administrative Agent in writing on             pursuant to the Loan Documents].

9. Attached hereto are the following updated Schedules to the Pledge and Security Agreement (if applicable):

[1]	Include bracketed text, if necessary.

•	Instruments included in the Collateral with an outstanding or stated amount, individually, in excess of $1,000,000 or, in the aggregate, in excess of $10,000,000?

Yes             (include updated Schedule V)

No

•	Chattel Paper included in the Collateral with an outstanding or stated amount, individually, in excess of $1,000,000 or in the aggregate in excess of $10,000,000?

Yes             (include updated Schedule V)

No

•	New or additional certificates or instruments representing Pledged Equity (i.e., Equity Interests issued by the Guarantors or the pledged Foreign Subsidiaries)?

Yes             (include updated Schedule I or II, as applicable)

No

•

Letters of credit evidencing Letter-of-Credit Rights included in the Collateral with an outstanding or stated amount, individually, in excess of $1,000,000 or in the aggregate in excess of $10,000,000?

Yes             (include updated Schedule V)

No

•

One or more contracts with one or more Governmental Authorities under which any of such Governmental Authorities, as account debtor, owes (as of the last day of the fiscal quarter covered by this Compliance Certificate) a monetary obligation to any Loan Party under any Accounts constituting Material Accounts (i.e., 5% of net domestic accounts receivable of the Loan Parties (after intercompany eliminations and excluding Real Property Lease Accounts))?

Yes             (include updated Schedule IV)

No

Delivery of an executed counterpart of a signature page of this Compliance Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Compliance Certificate.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                     ,             .

EQUINIX, INC.

By:
Name:
Title:

For the Quarter/Year ended             (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

Following are the calculations of the Borrower’s financial covenants. Unless otherwise defined, all items shall be calculated in accordance with GAAP, consistently applied from one period to the next. In the event of a conflict between the Agreement and this Schedule, the terms of the Agreement shall govern.

A. Section 7.11(a) – CONSOLIDATED TANGIBLE NET WORTH

A.1.	Equinix’s consolidated net worth at Statement Date	$_____________
A.2.	Equinix’s consolidated intangible assets (including goodwill) at Statement Date	$_____________
A.3.	Actual Consolidated Tangible Net Worth at Statement Date (Line A.1 minus Line A.2)	$_____________
A.4.	50% of Consolidated Net Income for each full fiscal quarter ending after September 30, 2012 (no deduction for net losses):	$_____________
A.5.	Minimum required Consolidated Tangible Net Worth (Line A.4 plus $650,000,000)	$_____________
A.6.	Excess (deficiency) for covenant compliance (Line A.3 minus A.5)	$_____________

B. Section 7.11(b) – CONSOLIDATED FIXED CHARGE COVERAGE RATIO

B.1.	Consolidated Net Income (previous 2 fiscal quarters ending on Statement Date)[2]	$_____________

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FOOTNOTE REGARDING CERTAIN EXPENSE ITEMS: For purposes of calculating Consolidated EBITDAR, Consolidated Net Income shall be determined without deduction for any of the following items: (a) one-time noncash expenses, not to exceed $50,000,000 in the aggregate in any fiscal year of Equinix, (b) one-time transaction costs, fees and expenses incurred in connection with Equinix’s issuance of the 7.00% Senior Notes Due 2021 but only to the extent such costs, fees and expenses do not exceed $15,000,000 in the aggregate, (c) one-time transaction costs, fees and expenses incurred in connection with the closing of the Existing Credit Agreement but only to the extent such costs, fees and expenses do not exceed $2,000,000 in the aggregate, (d) one-time transaction costs, fees and expenses incurred in connection with the closing of the Loan Documents on the Closing Date but only to the extent such costs, fees and expenses do not exceed $5,000,000 in the aggregate, (e) the write-down of any unamortized transaction costs, fees and expenses that were incurred in connection with the closing of the Existing Credit Agreement and the Asia Pacific Facility Agreement and the issuance of the 8.125% Senior Notes Due 2018, and (f) one-time transaction costs, fees, premiums and expenses incurred in connection with Equinix’s issuance of the 2013 Senior Notes and redemption of the 8.125% Senior Notes Due 2018. Attached as Schedule 1-A hereto is a detailed calculation of such Consolidated Net Income showing an accounting of the foregoing expense items (described in clauses (a) through (f), inclusive), if any, as part of such Consolidated Net Income amount.

B.2.	Equinix’s consolidated interest expense (previous 2 fiscal quarters ending on Statement Date; to the extent deducted in calculating Line B.1)	$_____________
B.3.	Equinix’s consolidated income tax expense (previous 2 fiscal quarters ending on Statement Date; to the extent deducted in calculating Line B.1)	$_____________
B.4.	Equinix’s consolidated depreciation expense (previous 2 fiscal quarters ending on Statement Date; to the extent deducted in calculating Line B.1)	$_____________
B.5.	Equinix’s consolidated amortization expense (previous 2 fiscal quarters ending on Statement Date; to the extent deducted in calculating Line B.1)	$_____________
B.6.	Equinix’s consolidated non-cash stock based compensation expense (previous 2 fiscal quarters ending on Statement Date; to the extent deducted in calculating Line B.1)	$_____________
B.7.	Equinix’s consolidated rent expense (previous 2 fiscal quarters ending on Statement Date; to the extent deducted in calculating Line B.1)	$_____________
B.8.	Consolidated EBITDAR (the sum of Lines B.1 through B.7, multiplied by 2)[3]	$_____________
B.9.	Equinix’ consolidated current maturity of long-term debt for next 12 months (but excluding ((i) any Convertible Subordinated Notes and (ii) the current portion of the Revolving Facility)	$_____________
B.10.	Equinix’ consolidated principal portion of the current maturity of capital lease obligations for next 12 months	$_____________
B.11.	Line B.2 multiplied by 2 (consolidated interest expense)	$_____________
B.12.	Line B.7 multiplied by 2 (consolidated rent expense)	$_____________

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FOOTNOTE REGARDING PERMITTED ACQUISITIONS: For purposes of calculating Consolidated EBITDAR for any period in which a Permitted Acquisition has been consummated, Consolidated EBITDAR shall be adjusted to include the historical EBITDAR of the Person acquired in such Permitted Acquisition for the applicable Measurement Period on a pro forma basis as if such Permitted Acquisition had been consummated on the first day of the applicable Measurement Period, as the EBITDAR of such acquired Person is reflected in its historical audited financial statements for the most recently ended fiscal year, and management prepared unaudited statements for any periods following the end of such fiscal year. In the event that there are only unaudited financial statements or no financial statements available for such acquired Person, then such pro forma adjustments shall be made based on such unaudited financial statements or reasonable estimates as may be agreed between the Borrower and the Administrative Agent. [If applicable: Attached as Schedule 1-B hereto is additional detail regarding such pro forma adjustments to Consolidated EBITDAR in connection with the following Permitted Acquisition:                     , which was consummated on                     .]

B.13.	Consolidated Fixed Charges (sum of Lines B.9 through B.12)	$_____________
B.14.	Consolidated Fixed Charge Coverage Ratio (Line B.8 divided by Line B.13)	____ : 1.00

C. Section 7.11(c) – CONSOLIDATED SENIOR LEVERAGE RATIO

C.1.	Consolidated Funded Indebtedness at Statement Date[4]	$_____________
C.2.	The sum of the outstanding principal amount of (a) any Convertible Subordinated Notes and (b) any other Indebtedness that is contractually subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent	$_____________
C.3.	Consolidated Senior Funded Indebtedness at Statement Date (Line C.1 minus Line C.2)	$_____________
C.4.	Consolidated EBITDA (Line B.8 (Consolidated EBITDAR) minus 2 times Line B.7)	$_____________
C.5.	Consolidated Senior Leverage Ratio (Line C.3 divided by Line C.4)	____ : 1.00

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FOOTNOTE REGARDING REDEMPTION OF 8.125% SENIOR NOTES DUE 2018: “Consolidated Funded Indebtedness” shall not include the outstanding principal amount of the 8.125% Senior Notes Due 2018 to the extent that, as of such date, Equinix shall have delivered (or the indenture trustee under the Senior Notes Indenture for the 8.125% Senior Notes Due 2018 shall have delivered on Equinix’s behalf) to the holders of the 8.125% Senior Notes Due 2018 an irrevocable notice of redemption with respect to all of such 8.125% Senior Notes Due 2018 and shall have deposited funds into an escrow account in an amount required to effect such redemption, unless any portion of such 8.125% Senior Notes Due 2018 shall not in fact be redeemed within 35 days of such notice of redemption and deposit of funds.

Schedule 1-A

Consolidated Net Income Detail

Schedule 1-B

Permitted Acquisition—Pro Form Adjustments